2014 Executive Cash Incentive Bonus Plan Exhibit 10.71

Bonus Plan Structure – Table of Contents
Metrics
Annual Weighting of metrics
Target Payouts by quarter
Target setting
Target leverage and ranges
Miscellaneous
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Metrics
QRG
Defined as quarterly revenue growth.
Adjusted EBITDA Margin
Adjusted EBITDA is calculated by taking GAAP net income, adding depreciation and amortization, stock-based compensation, adjusting for taxes and contingent consideration adjustment (if any), then subtracting interest and other income, net. Adjusted EBITDA margin is equal to adjusted EBITDA divided by revenue.
Individual Performance Objectives (MBOs)
MBOs will be focused on identifiable and measurable objectives related to specific areas of responsibility (measured semi-annually).
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CEO Executive Officers (except CEO) QRG 75% 50% Adjusted EBITDA Margin 25% 15% MBOs -- 35% 100% 100% Annual Weighting of Metrics CONFIDENTIAL Copyright © 2013 Constant Contact Inc. 4

Target Payouts by Quarter
(CEO)
Q1 Q2 Q3 Q4 Total
QRG 18.75% 18.75% 18.75% 18.75% 75%
Adjusted
EBITDA
Margin
6.25% 6.25% 6.25% 6.25% 25%
25% 25% 25% 25% 100%
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Target Payouts by Quarter
(Executive Officers, except CEO)
Q1 Q2 Q3 Q4 Total
QRG 12.5% 12.5% 12.5% 12.5% 50%
Adjusted
EBITDA
Margin
3.75% 3.75% 3.75% 3.75% 15%
MBOs -- 17.5% -- 17.5% 35%
16.25% 33.75% 16.25% 33.75% 100%
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Target Setting
QRG
Set by Compensation Committee at beginning of year and mid-year based on budget approved by the Board of Directors.
Adjusted EBITDA Margin
Set by Compensation Committee at beginning of year and mid-year based on budget approved by the Board of Directors.
Individual MBOs
Set by CEO at beginning of year for each executive officer and reviewed by
Compensation Committee.
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Target Leverage and Ranges
QRG
Minimum target QRG achievement threshold – payout at 50% of target.
Baseline QRG achievement – payout at 100% of target.
Budget QRG achievement – payout at 125% of target.
Maximum target QRG achievement threshold – payout at 250% of target.
See chart on next page.
Adjusted EBITDA Margin
Minimum target Adjusted EBITDA Margin threshold – (target less one percentage point);
payout at 95% of target.
Maximum target Adjusted EBITDA Margin threshold – (target plus one percentage point);
payout at 115% of target.
See chart on next page.
MBOs
Minimum threshold established for each executive officer.
Maximum payment established for each executive officer (capped at 200%).
Payout equal to weighted % attainment of objective.
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Achievement
< Target EBITDA –
1% Point Target EBITDA  - 1% Point Target EBITDA % Target EBITDA  + 1% Point
> Target EBITDA  + 1% Point
(and above)
Payout
Percentage¹
0% 95% 100% 115% 115%
QRG Leverage Model
Adjusted EBITDA Margin Model
1 Linear interpolation between primary data points
1 Linear interpolation between primary data points
Target Leverage and Ranges
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Min Baseline Budget Max
Achievement
65% 69% 73% 76% 80% 85% 90% 95% 100% 118% 135% 153% 170%
Payout 50% 63% 75% 88% 100% 106% 113% 119% 125% 156% 188% 219% 250%

Miscellaneous
All payments under the 2014 Executive Cash
Incentive Bonus Plan are subject to the Clawback
Policy adopted by the Compensation Committee in
December 2013.
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